Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2002

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

February 11, 2003

i

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

The Quarterly Financial Supplement for the period ended December 31, 2002 reflects the reorganization of the Company’s international securities operations that was announced in November 2002. This reorganization resulted in the following:

The Company’s European retail transaction-oriented stockbrokerage and related activities, formerly reported in the International Securities and Investments segment, were discontinued, and the results of these operations have been classified as discontinued operations for all periods presented herein.

The Latin American branches formerly included in the International Securities and Investments segment are now managed together with the U.S. branches of the Company’s securities operations, and the results of operations associated with these branches are included in adjusted operating income of the Financial Advisory segment for all periods presented herein.

The Company’s international equity group operations, formerly included in the International Securities and Investments segment, are now managed together with the Company’s U.S. equity research and institutional sales and trading operations, and the results of these operations are included in adjusted operating income of the Financial Advisory segment for all periods presented herein.

The former International Securities and Investments segment has been renamed International Investments and reflects the changes mentioned above as well as the integration of the European and Asian Private Client business with the Company’s international asset management business. The futures operations were unchanged and remain a component of the International Investments segment.

In addition, the Company discontinued its international venture comprised of retail broker-dealer operations in Tokyo, formerly reported within Corporate and Other results, and the results of this venture have been classified as discontinued operations for all periods presented herein. Revenues and expenses of Corporate and Other operations as reported herein also reflect certain reclassifications to conform to current reporting practices, which have no impact on adjusted operating income or net income for any period.

This Quarterly Financial Supplement includes restated historical results and measures for each of the quarters of 2002 and 2001 and the year ended December 31, 2000, conforming to current reporting practices, for the Financial Advisory and International Investments segments as well as Corporate and Other operations.

If you have any questions or need assistance with regard to this Quarterly Financial Supplement, please contact the Investor Relations unit.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2001	2002
2002	2001	Change		4Q	1Q	2Q	3Q	4Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
555	545	2%	Insurance Division	71	205	167	76	107
284	170	67%	Investment Division	4	104	92	52	36
747	570	31%	International Insurance and Investments Division	153	202	183	188	174
194	64	203%	Corporate and other operations	(12)	21	47	119	7

1,780	1,349	32%	Total pre-tax adjusted operating income	216	532	489	435	324
598	523	14%	Income taxes(1)	80	194	179	129	96

1,182	826	43%	Financial Services Businesses after-tax adjusted operating income	136	338	310	306	228

			Items excluded from adjusted operating income:
(859)	(136)	-532%	Realized investment losses, net of related adjustments	(132)	(96)	(343)	(142)	(278)
(20)	—	—	Sales practices remedies and costs	—	—	—	—	(20)
(80)	(147)	46%	Divested businesses	(25)	(8)	10	(14)	(68)
—	(588)	100%	Demutualization costs and expenses(2)	(389)	—	—	—	—

(959)	(871)	-10%	Total items excluded from adjusted operating income, before income taxes	(546)	(104)	(333)	(156)	(366)
(518)	(394)	-31%	Income taxes, including mutual insurance company tax	(23)	(35)	(125)	(233)	(125)

(441)	(477)	8%	Total items excluded from adjusted operating income, after income taxes	(523)	(69)	(208)	77	(241)

741	349	112%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(387)	269	102	383	(13)
(62)	(47)	-32%	Income (loss) from discontinued operations, net of taxes	(16)	(6)	(7)	9	(58)

679	302	125%	Net income (loss) of Financial Services Businesses	(403)	263	95	392	(71)

			Earnings per share of Common Stock (diluted):
2.12	1.42		Adjusted operating income	0.23	0.59	0.55	0.55	0.43
1.36	0.60		Income (loss) from continuing operations	(0.66)	0.47	0.20	0.68	0.00
1.25	0.52		Net income (loss)	(0.69)	0.46	0.19	0.70	(0.10)

578.0	583.6		Weighted average number of outstanding Common shares (diluted basis)	583.7	585.1	585.2	576.8	565.0

6.49%			Operating Return on Average Equity(3)		7.29%	6.79%	6.62%	5.17%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
679	302		Net income (loss) of Financial Services Businesses (above)	(403)	263	95	392	(71)
(485)	(456)		Net loss of Closed Block Business(4)	(103)	(110)	(163)	(90)	(122)

194	(154)		Consolidated net income (loss)	(506)	153	(68)	302	(193)

43			Direct equity adjustments for earnings per share calculations		7	14	9	13

(1)	Income taxes applicable to pre-tax adjusted operating income, which excludes the mutual insurance company tax for periods prior to demutualization.
(2)	Demutualization costs and expenses for the quarter and year ended December 31, 2001, include demutualization consideration of $340 million paid to former Canadian branch policyholders.
(3)	As a result of the establishment of the Closed Block Business concurrently with the demutualization on December 18, 2001, attributed equity as of the end of periods prior to December 31, 2001 is not comparable to attributed equity at that date and thereafter and, therefore, Operating Return on Average Equity is not presented for periods prior to 2002.
(4)	Amounts shown for the Closed Block Business represent results of the Traditional Participating Products segment for periods prior to effective date of demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		Financial Services Businesses Capitalization Data(1):
		Short-term debt	5,405	6,515	4,221	3,852	3,469
		Long-term debt	3,554	3,350	3,003	3,077	3,007
		Equity Security Units(2)	690	690	690	690	690

		Attributed Equity(3):
		Including accumulated other comprehensive income	19,646	19,453	20,258	21,039	20,562
		Excluding unrealized gains and losses on investments	18,803	19,034	19,144	18,931	18,394
		Excluding accumulated other comprehensive income	19,083	19,289	19,321	19,153	18,621

		Total Capitalization:
		Including accumulated other comprehensive income	23,890	23,493	23,951	24,806	24,259
		Excluding unrealized gains and losses on investments	23,047	23,074	22,837	22,698	22,091
		Excluding accumulated other comprehensive income	23,327	23,329	23,014	22,920	22,318

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	33.59	33.25	34.72	37.03	36.67
		Excluding unrealized gains and losses on investments	32.15	32.53	32.81	33.32	32.80
		Excluding accumulated other comprehensive income	32.63	32.97	33.12	33.71	33.20

		Number of diluted shares at end of period	584.8	585.1	583.4	568.1	560.8

		Common Stock Price Range (based on closing price):
35.75	33.19	High	33.19	32.09	35.75	32.99	32.10
25.50	29.30	Low	29.30	30.05	31.05	27.35	25.50
31.74	33.19	Close	33.19	31.05	33.36	28.56	31.74

		Common Stock market capitalization(1)	19,369	18,143	19,448	16,235	17,782

(1)	As of end of period.
(2)	Guaranteed beneficial interest in Trust holding solely debentures of Parent, as reported in combined balance sheet.
(3)	During the third quarter of 2002, in conjunction with the Company’s review of its allocation of deferred taxes between the Closed Block and Financial Services Businesses, the Company determined that deferred taxes that had been included in the Closed Block Business were more appropriately reflected within the Financial Services Businesses. Accordingly, deferred taxes of $130 million were transferred from the Closed Block Business to the Financial Services Businesses resulting in a $130 million decrease in “Other attributed equity” of the Financial Services Businesses and a corresponding increase in “Other attributed equity” of the Closed Block Business.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

OPERATIONS HIGHLIGHTS

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		Assets Under Management and Administration ($ billions)(1)(2):
		Assets Under Management:
		Managed by Investment Division(3):
		Investment Management Segment—Investment Management & Advisory Services
		Retail customers	96.5	92.3	84.8	77.3	79.9
		Institutional customers	89.1	86.2	83.5	79.8	85.2
		General account(4)	113.8	111.7	116.0	119.5	122.9

		Total Investment Management and Advisory Services	299.4	290.2	284.3	276.6	288.0

		Non-proprietary wrap-fee and other assets under management	41.2	41.9	38.2	32.7	33.0

		Total managed by Investment Division	340.6	332.1	322.5	309.3	321.0
		Managed by International Insurance and Investments Division(4):	39.3	38.0	37.9	42.7	43.6
		Managed by Insurance Division	8.1	8.7	8.0	7.2	8.8

		Total assets under management	388.0	378.8	368.4	359.2	373.4
		Client assets under administration(5)	201.6	201.2	188.4	177.6	182.2

		Total assets under management and administration	589.6	580.0	556.8	536.8	555.6

		Assets managed or administered for customers outside of the United States at end of period(5)	67.1	67.3	70.5	77.9	83.6

		Distribution Representatives(1):
		Prudential Agents	4,387	4,469	4,551	4,478	4,385
		Financial Advisors(6)	5,951	5,656	5,306	4,960	4,731
		International Life Planners	4,104	4,098	4,207	4,353	4,505
		Gibraltar Life Advisors	6,121	5,726	5,525	5,233	5,155

		Distribution Representative Productivity:
40	35	Prudential Agent productivity ($ thousands)	37	34	38	36	43
371	345	Financial Advisor productivity ($ thousands)	335	378	372	378	357

		Third Party Distribution—Retail Products ($ millions)(7):
72	56	Individual life insurance(8)	14	16	17	15	24
121	196	Corporate-owned life insurance sales	17	9	76	21	15
133	17	Individual annuities	9	11	24	50	48
3,652	3,042	Mutual funds and wrap-fee products	537	456	1,019	970	1,207

(1)	As of end of period.
(2)	At fair market value.
(3)	Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.
(4)	Reflects the Investment division’s assumption, as of June 30, 2002, of management of $3.5 billion of assets which were previously reflected in assets managed by the International Insurance and Investments division.
(5)	Amounts reported for periods prior to December 31, 2002 reflect inclusion of certain assets under administration relating to recently acquired entities that were not previously reported in this category, to conform to current presentation.
(6)	All periods exclude financial advisors associated with our discontinued international securities operations.
(7)	Represents statutory first year premiums and deposits for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(8)	Excluding corporate-owned life insurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2001	2002
2002	2001			4Q	1Q	2Q	3Q	4Q
			Revenues(1):
9,509	8,227	16%	Premiums	2,361	2,278	2,334	2,386	2,511
1,653	1,803	-8%	Policy charges and fee income	454	434	412	400	407
5,193	5,226	-1%	Net investment income	1,299	1,240	1,346	1,316	1,291
4,081	4,263	-4%	Commissions, investment management fees, and other income	1,069	1,074	1,036	995	976

20,436	19,519	5%	Total revenues	5,183	5,026	5,128	5,097	5,185

			Benefits and Expenses(1):
9,397	8,259	14%	Insurance and annuity benefits	2,296	2,206	2,317	2,326	2,548
1,707	1,670	2%	Interest credited to policyholders’ account balances	434	414	415	434	444
170	326	-48%	Interest expense	48	48	43	43	36
(1,451)	(1,325)	-10%	Deferral of acquisition costs	(344)	(340)	(358)	(370)	(383)
1,126	933	21%	Amortization of acquisition costs	224	239	273	358	256
2,489	2,889	-14%	Securities operations non-interest expenses	707	640	641	609	599
5,218	5,418	-4%	General and administrative expenses	1,602	1,287	1,308	1,262	1,361

18,656	18,170	3%	Total benefits and expenses	4,967	4,494	4,639	4,662	4,861

1,780	1,349	32%	Adjusted operating income before income taxes	216	532	489	435	324

			Items excluded from adjusted operating income before income taxes:
(865)	(162)	-434%	Realized investment losses, net of related adjustments	(165)	(101)	(339)	(141)	(284)
6	26	-77%	Related charges	33	5	(4)	(1)	6

(859)	(136)	-532%	Total realized investment losses, net of related adjustments	(132)	(96)	(343)	(142)	(278)

(20)	—	—	Sales practices remedies and costs	—	—	—	—	(20)
(80)	(147)	46%	Divested businesses	(25)	(8)	10	(14)	(68)
—	(588)	100%	Demutualization costs and expenses	(389)	—	—	—	—

(959)	(871)	-10%	Total items excluded from adjusted operating income before income taxes	(546)	(104)	(333)	(156)	(366)

821	478	72%	Income (loss) from continuing operations before income taxes	(330)	428	156	279	(42)
80	129	-38%	Income tax expense (benefit)	57	159	54	(104)	(29)

741	349	112%	Income (loss) from continuing operations, after-tax	(387)	269	102	383	(13)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

COMBINED BALANCE SHEETS—FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2001	03/31/2002	06/30/2002	09/30/2002	12/31/2002
Assets:
Investments:
Fixed maturities available for sale, at fair value (amortized cost $67,276; $69,840; $70,745; $72,962; $74,665)	68,880	70,687	72,700	76,815	79,230
Fixed maturities held to maturity, at amortized cost (fair value $395; $373; $2,293; $2,385; $2,673)	374	354	2,268	2,376	2,612
Trading account assets, at fair value	5,043	6,286	6,038	4,419	3,449
Equity securities available for sale, at fair value (cost $1,671; $1,620; $1,748; $1,815; $1,313)	1,688	1,687	1,868	1,714	1,286
Commercial loans	13,624	13,011	12,752	12,649	12,300
Policy loans	2,812	2,854	2,982	3,036	3,146
Securities purchased under agreements to resell	4,421	7,137	5,136	5,256	4,844
Cash collateral for borrowed securities	5,210	5,628	5,530	5,691	4,978
Other long-term investments	4,336	4,253	4,216	4,329	4,333
Short-term investments	2,972	3,095	2,848	2,082	2,840

Total investments	109,360	114,992	116,338	118,367	119,018
Cash and cash equivalents	16,900	10,282	8,344	9,115	7,470
Accrued investment income	1,059	1,027	1,069	1,084	1,021
Broker-dealer related receivables	7,802	7,017	7,091	5,486	5,631
Deferred policy acquisition costs	5,538	5,660	5,859	5,750	5,875
Other assets	13,488	15,692	16,213	14,699	13,730
Separate account assets	77,158	78,515	75,101	69,900	70,555

Total assets	231,305	233,185	230,015	224,401	223,300

Liabilities:
Future policy benefits	39,752	38,403	40,319	41,395	42,213
Policyholders’ account balances	37,944	37,559	38,916	40,325	40,799
Unpaid claims and claim adjustment expenses	3,408	3,353	3,352	3,363	3,428
Securities sold under agreements to repurchase	9,280	11,704	10,557	10,675	10,250
Cash collateral for loaned securities	7,650	8,256	8,959	7,645	7,517
Income taxes payable	1,085	1,102	1,609	1,967	1,910
Broker-dealer related payables	6,445	5,581	6,076	4,498	4,838
Securities sold but not yet purchased	2,791	4,561	3,185	2,417	1,996
Short-term debt	5,405	6,515	4,221	3,852	3,469
Long-term debt	3,554	3,350	3,003	3,077	3,007
Other liabilities	16,497	14,143	13,769	13,558	12,066
Separate account liabilities	77,158	78,515	75,101	69,900	70,555

Total liabilities	210,969	213,042	209,067	202,672	202,048

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	690	690	690	690

Attributed Equity:
Accumulated other comprehensive income	563	164	937	1,886	1,941
Other attributed equity	19,083	19,289	19,321	19,153	18,621

Total attributed equity	19,646	19,453	20,258	21,039	20,562

Total liabilities and attributed equity	231,305	233,185	230,015	224,401	223,300

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Quarter Ended December 31, 2002
	Total			International
	Financial			Insurance &	Corporate
	Services	Insurance	Investment	Investments	and Other
	Businesses	Division	Division	Division	Operations
Revenues (1) :
Premiums	2,511	1,419	38	1,054	—
Policy charges and fee income	407	347	18	52	(10)
Net investment income	1,291	404	571	185	131
Commissions, investment management fees, and other income	976	55	864	80	(23)

Total revenues	5,185	2,225	1,491	1,371	98

Benefits and Expenses (1):
Insurance and annuity benefits	2,548	1,407	232	866	43
Interest credited to policyholders’ account balances	444	170	250	24	—
Interest expense	36	(2)	2	1	35
Deferral of acquisition costs	(383)	(215)	(8)	(170)	10
Amortization of acquisition costs	256	192	23	60	(19)
Securities operations non-interest expenses	599	—	583	—	16
General and administrative expenses	1,361	566	373	416	6

Total benefits and expenses	4,861	2,118	1,455	1,197	91

Adjusted operating income before income taxes	324	107	36	174	7

	Quarter Ended December 31, 2001
	Total Financial			International Insurance &	Corporate
	Services	Insurance	Investment	Investments	and Other
	Businesses	Division	Division	Division	Operations
Revenues (1):
Premiums	2,361	1,279	7	1,046	29
Policy charges and fee income	454	363	23	70	(2)
Net investment income	1,299	381	595	156	167
Commissions, investment management fees, and other income	1,069	55	987	90	(63)

Total revenues	5,183	2,078	1,612	1,362	131

Benefits and Expenses (1):
Insurance and annuity benefits	2,296	1,223	220	841	12
Interest credited to policyholders’ account balances	434	159	250	25	—
Interest expense	48	(1)	7	(2)	44
Deferral of acquisition costs	(344)	(199)	(12)	(149)	16
Amortization of acquisition costs	224	177	20	47	(20)
Securities operations non-interest expenses	707	—	694	—	13
General and administrative expenses	1,602	648	429	447	78

Total benefits and expenses	4,967	2,007	1,608	1,209	143

Adjusted operating income before income taxes	216	71	4	153	(12)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS—BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2002
	Total			International
	Financial			Insurance &	Corporate
	Services	Insurance	Investment	Investments	and Other
	Businesses	Division	Division	Division	Operations
Revenues (1) :
Premiums	9,509	5,298	77	4,137	(3)
Policy charges and fee income	1,653	1,397	71	204	(19)
Net investment income	5,193	1,569	2,309	719	596
Commissions, investment management fees, and other income	4,081	231	3,682	340	(172)

Total revenues	20,436	8,495	6,139	5,400	402

Benefits and Expenses (1):
Insurance and annuity benefits	9,397	5,138	880	3,278	101
Interest credited to policyholders’ account balances	1,707	633	978	96	—
Interest expense	170	(5)	14	1	160
Deferral of acquisition costs	(1,451)	(839)	(44)	(630)	62
Amortization of acquisition costs	1,126	885	92	234	(85)
Securities operations non-interest expenses	2,489	—	2,464	—	25
General and administrative expenses	5,218	2,128	1,471	1,674	(55)

Total benefits and expenses	18,656	7,940	5,855	4,653	208

Adjusted operating income before income taxes	1,780	555	284	747	194

	Twelve Months Ended December 31, 2001
	Total			International
	Financial			Insurance &	Corporate
	Services	Insurance	Investment	Investments	and Other
	Businesses	Division	Division	Division	Operations
Revenues (1):
Premiums	8,227	4,829	20	3,337	41
Policy charges and fee income	1,803	1,423	80	307	(7)
Net investment income	5,226	1,536	2,491	483	716
Commissions, investment management fees, and other income	4,263	231	4,016	322	(306)

Total revenues	19,519	8,019	6,607	4,449	444

Benefits and Expenses (1):
Insurance and annuity benefits	8,259	4,633	913	2,674	39
Interest credited to policyholders’ account balances	1,670	620	977	72	1
Interest expense	326	1	32	4	289
Deferral of acquisition costs	(1,325)	(808)	(60)	(539)	82
Amortization of acquisition costs	933	765	86	164	(82)
Securities operations non-interest expenses	2,889	—	2,852	—	37
General and administrative expenses	5,418	2,263	1,637	1,504	14

Total benefits and expenses	18,170	7,474	6,437	3,879	380

Adjusted operating income before income taxes	1,349	545	170	570	64

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS—BY DIVISION

(in millions)

	As of December 31, 2002
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	119,018	28,447	44,934	36,460	9,177
Broker-dealer related receivables	5,631	—	4,516	399	716
Deferred policy acquisition costs	5,875	3,772	28	2,158	(83)
Other assets	22,221	4,331	7,898	4,141	5,851
Separate account assets	70,555	31,175	39,715	499	(834)

Total assets	223,300	67,725	97,091	43,657	14,827

Liabilities:
Future policy benefits	42,213	5,288	12,835	23,624	466
Policyholders' account balances	40,799	14,947	16,252	9,598	2
Debt	6,476	—	3,551	849	2,076
Other liabilities	42,005	9,137	20,860	5,586	6,422
Separate account liabilities	70,555	31,175	39,715	499	(834)

Total liabilities	202,048	60,547	93,213	40,156	8,132

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	—	—	—	690

Attributed Equity:
Accumulated other comprehensive income (loss)	1,941	993	587	480	(119)
Other attributed equity	18,621	6,185	3,291	3,021	6,124

Total attributed equity	20,562	7,178	3,878	3,501	6,005

Total liabilities and attributed equity	223,300	67,725	97,091	43,657	14,827

	As of December 31, 2001
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	109,360	24,126	45,627	29,681	9,926
Broker-dealer related receivables	7,802	—	6,334	621	847
Deferred policy acquisition costs	5,538	3,919	66	1,615	(62)
Other assets	31,447	4,496	9,274	7,799	9,878
Separate account assets	77,158	36,166	41,217	422	(647)

Total assets	231,305	68,707	102,518	40,138	19,942

Liabilities:
Future policy benefits	39,752	4,925	12,317	22,041	469
Policyholders' account balances	37,944	12,739	15,372	9,808	25
Debt	8,959	106	4,573	805	3,475
Other liabilities	47,156	8,505	24,932	4,529	9,190
Separate account liabilities	77,158	36,166	41,217	422	(647)

Total liabilities	210,969	62,441	98,411	37,605	12,512

Guaranteed beneficial interest in Trust holding solely debentures of Parent	690	—	—	—	690
Attributed Equity:
Accumulated other comprehensive income (loss)	563	529	446	(171)	(241)
Other attributed equity	19,083	5,737	3,661	2,704	6,981

Total attributed equity	19,646	6,266	4,107	2,533	6,740

Total liabilities and attributed equity	231,305	68,707	102,518	40,138	19,942

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

SHORT TERM DEBT—FINANCIAL SERVICES BUSINESSES

(in millions)

	As of December 31, 2002				As of December 31, 2001
	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America(a)	Other Affiliates	Total
Borrowings by use of proceeds:
General corporate purposes	—	306	—	306	—	222	—	222
Investment related	—	154	—	154	—	834	—	834
Securities business related	—	959	1,256	2,215	—	1,639	1,484	3,123
Specified other businesses	—	514	279	793	—	1,141	14	1,155
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	71	71

Total short-term debt	—	1,933	1,536	3,469	—	3,836	1,569	5,405

Borrowings by type:
Long-term debt due within one year	—	637	—	637	—	753	—	753
Commercial paper	—	1,265	—	1,265	—	3,022	—	3,022
Bank borrowings	—	—	913	913	—	—	1,324	1,324
Other short-term debt	—	31	622	653	—	61	174	235

Total general obligations	—	1,933	1,535	3,468	—	3,836	1,498	5,334
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	71	71

Total short-term debt	—	1,933	1,536	3,469	—	3,836	1,569	5,405

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

LONG TERM DEBT

(in millions)

	As of December 31, 2002
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	690	—	—	—	690	—	690
Long-term fixed and floating rate notes	600	745	399	—	1,744	—	1,744
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,290	745	399	—	2,434	—	2,434

Long-term debt of other affiliated companies	—	—	—	—	—	573	573

Total long-term debt of Financial Services Businesses	1,290	745	399	—	2,434	573	3,007

Ratio of long-term and short-term corporate debt to capitalization	8.4%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2001
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non-Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc.:
Long-term fixed and floating rate notes	—	—	—	—	—	—	—
Hybrid notes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

The Prudential Insurance Company of America (a):
Surplus notes	989	—	—	—	989	—	989
Long-term fixed and floating rate notes	1,456	586	—	—	2,042	—	2,042
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	2,445	586	—	—	3,031	—	3,031

Long-term debt of other affiliated companies	—	—	—	—	—	523	523

Total long-term debt of Financial Services Businesses	2,445	586	—	—	3,031	523	3,554

Ratio of long-term and short-term corporate debt to capitalization	12.7%

Closed Block Business:
Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(a)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

Year-to-date				2001	2002
2002	2001	% Change		4Q	1Q	2Q	3Q	4Q
			Revenues (1):
5,298	4,829	10%	Premiums	1,279	1,252	1,309	1,318	1,419
1,397	1,423	-2%	Policy charges and fee income	363	358	350	342	347
1,569	1,536	2%	Net investment income	381	380	386	399	404
231	231	0%	Commissions, investment management fees, and other income	55	56	63	57	55

8,495	8,019	6%	Total revenues	2,078	2,046	2,108	2,116	2,225

			Benefits and Expenses (1):
5,138	4,633	11%	Insurance and annuity benefits	1,223	1,199	1,256	1,276	1,407
633	620	2%	Interest credited to policyholders' account balances	159	147	153	163	170
(5)	1	-596%	Interest expense	(1)	—	(1)	(2)	(2)
(839)	(808)	-4%	Deferral of acquisition costs	(199)	(194)	(218)	(212)	(215)
885	765	16%	Amortization of acquisition costs	177	173	227	293	192
2,128	2,263	-6%	General and administrative expenses	648	516	524	522	566

7,940	7,474	6%	Total benefits and expenses	2,007	1,841	1,941	2,040	2,118

555	545	2%	Adjusted operating income before income taxes	71	205	167	76	107

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Quarter Ended December 31, 2002
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	1,419	180	719	520	165	15
Policy charges and fee income	347	310	37	—	264	46
Net investment income	404	215	148	41	108	107
Commissions, investment management fees, and other income	55	47	7	1	33	14

Total revenues	2,225	752	911	562	570	182

Benefits and Expenses (1):
Insurance and annuity benefits	1,407	320	669	418	283	37
Interest credited to policyholders' account balances	170	106	64	—	37	69
Interest expense	(2)	(1)	(1)	—	(1)	—
Deferral of acquisition costs	(215)	(104)	(12)	(99)	(79)	(25)
Amortization of acquisition costs	192	94	—	98	71	23
General and administrative expenses	566	252	139	175	189	63

Total benefits and expenses	2,118	667	859	592	500	167

Adjusted operating income before income taxes	107	85	52	(30)	70	15

	Quarter Ended December 31, 2001
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life and Annuities
					Individual Life	Individual Annuities
Revenues (1):
Premiums	1,279	141	643	495	133	8
Policy charges and fee income	363	318	45	—	262	56
Net investment income	381	205	140	36	100	105
Commissions, investment management fees, and other income	55	46	8	1	30	16

Total revenues	2,078	710	836	532	525	185

Benefits and Expenses (1):
Insurance and annuity benefits	1,223	236	618	369	203	33
Interest credited to policyholders' account balances	159	98	61	—	35	63
Interest expense	(1)	—	(1)	—	(1)	1
Deferral of acquisition costs	(199)	(99)	(7)	(93)	(74)	(25)
Amortization of acquisition costs	177	76	3	98	55	21
General and administrative expenses	648	346	141	161	276	70

Total benefits and expenses	2,007	657	815	535	494	163

Adjusted operating income before income taxes	71	53	21	(3)	31	22

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2002
					Individual Life and Annuities
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life	Individual Annuities
Revenues (1):
Premiums	5,298	454	2,796	2,048	395	59
Policy charges and fee income	1,397	1,220	177	—	1,014	206
Net investment income	1,569	833	578	158	418	415
Commissions, investment management fees, and other income	231	197	31	3	136	61

Total revenues	8,495	2,704	3,582	2,209	1,963	741

Benefits and Expenses (1):
Insurance and annuity benefits	5,138	831	2,703	1,604	692	139
Interest credited to policyholders' account balances	633	398	235	—	143	255
Interest expense	(5)	(3)	(2)	—	(2)	(1)
Deferral of acquisition costs	(839)	(423)	(29)	(387)	(301)	(122)
Amortization of acquisition costs	885	500	(2)	387	279	221
General and administrative expenses	2,128	1,011	522	595	720	291

Total benefits and expenses	7,940	2,314	3,427	2,199	1,531	783

Adjusted operating income before income taxes	555	390	155	10	432	(42)

	Twelve Months Ended December 31, 2001
					Individual Life and Annuities
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Property & Casualty Insurance	Individual Life	Individual Annuities
Revenues (1):
Premiums	4,829	433	2,512	1,884	387	46
Policy charges and fee income	1,423	1,259	164	—	1,017	242
Net investment income	1,536	831	547	158	391	440
Commissions, investment management fees, and other income	231	197	25	9	124	73

Total revenues	8,019	2,720	3,248	2,051	1,919	801

Benefits and Expenses(1):
Insurance and annuity benefits	4,633	809	2,490	1,334	699	110
Interest credited to policyholders' account balances	620	396	224	—	137	259
Interest expense	1	3	(2)	—	—	3
Deferral of acquisition costs	(808)	(400)	(18)	(390)	(301)	(99)
Amortization of acquisition costs	765	366	4	395	232	134
General and administrative expenses	2,263	1,166	480	617	879	287

Total benefits and expenses	7,474	2,340	3,178	1,956	1,646	694

Adjusted operating income before income taxes	545	380	70	95	273	107

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE SALES (1):
		Excluding corporate-owned life insurance:
153	216	Variable life	50	44	41	35	33
70	12	Universal life	4	11	16	16	27
62	43	Term life	11	13	15	17	17

285	271	Total excluding corporate-owned life insurance	65	68	72	68	77
122	199	Corporate-owned life insurance	17	10	76	21	15

407	470	Total	82	78	148	89	92

		ANNUITY SALES AND ACCOUNT VALUES
		Variable Annuities:
18,689	21,059	Beginning total account value	17,190	18,689	18,435	16,802	14,961
1,395	1,271	Sales	330	374	406	339	276
(2,267)	(2,356)	Surrenders, withdrawals and exchange redemptions	(548)	(597)	(627)	(546)	(497)
(2,479)	(1,285)	Change in market value, interest credited, and other activity (2)	1,717	(31)	(1,412)	(1,634)	598

15,338	18,689	Ending total account value	18,689	18,435	16,802	14,961	15,338

(872)	(1,085)	Net redemptions	(218)	(223)	(221)	(207)	(221)

		Fixed Annuities:
2,975	2,926	Beginning total account value	2,865	2,975	2,909	3,048	3,260
605	120	Sales	31	37	181	224	163
(184)	(216)	Surrenders, withdrawals and exchange redemptions	(44)	(50)	(45)	(42)	(47)
—	145	Interest credited and other activity (2)	123	(53)	3	30	20

3,396	2,975	Ending account value	2,975	2,909	3,048	3,260	3,396

421	(96)	Net sales (redemptions)	(13)	(13)	136	182	116

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance (1):
		Excluding corporate-owned life insurance:
213	215	Prudential Agents	51	52	55	53	53
72	56	Third party distribution	14	16	17	15	24
122	199	Corporate-owned life insurance	17	10	76	21	15

407	470	Total	82	78	148	89	92

		Variable and Fixed Annuities (3):
1,449	1,144	Prudential Agents	298	337	405	392	315
418	230	Financial Advisors	54	63	158	121	76
133	17	Third-party distributors	9	11	24	50	48

2,000	1,391	Total	361	411	587	563	439

(1)	Statutory first year premiums and deposits.
(2)	The quarter ended March 31, 2002 and the year ended December 31, 2002 include decreases in policyholder account balances of $45 million for variable annuities and $56 million for fixed annuities due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company's demutualization. The quarter and year ended December 31, 2001 include increases in policyholder account values of $429 million for variable annuities and $157 million for fixed annuities as a result of policyholder credits issued in connection with the Company's demutualization, as well as a decrease in policyholder account values of $50 million in fixed annuities transferred to the Closed Block Business upon its establishment.
(3)	Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INSURANCE DIVISION—INDIVIDUAL LIFE AND ANNUITIES SEGMENT ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
		Policyholders' Account Balances:
3,826	3,526	Beginning balance	3,664	3,826	3,924	3,992	4,033
902	772	Premiums and deposits	206	227	226	223	226
92	90	Interest credited	25	20	23	25	24
(567)	(706)	Surrenders and withdrawals	(201)	(135)	(138)	(157)	(137)
29	89	Net transfers (to) from separate account	7	14	14	5	(4)
(78)	(59)	Policy charges	(14)	(16)	(22)	(21)	(19)
(92)	114	Benefits and other	139	(12)	(35)	(34)	(11)

4,112	3,826	Ending balance	3,826	3,924	3,992	4,033	4,112

		Separate Account Liabilities:
13,010	13,892	Beginning balance	12,021	13,010	13,129	12,117	10,702
1,857	1,774	Premiums and deposits	419	396	468	430	563
(1,747)	(915)	Change in market value and interest credited	1,031	111	(1,097)	(1,385)	624
(710)	(677)	Surrenders and withdrawals	(209)	(124)	(132)	(209)	(245)
(133)	(107)	Net transfers to general account	(10)	(38)	(37)	(44)	(14)
(830)	(864)	Policy charges	(223)	(211)	(207)	(203)	(209)
(35)	(93)	Benefits and other	(19)	(15)	(7)	(4)	(9)

11,412	13,010	Ending balance	13,010	13,129	12,117	10,702	11,412

		INDIVIDUAL ANNUITIES:
		Account Values in General Account:
6,152	5,677	Beginning balance	5,566	6,152	5,825	6,093	6,533
2,000	1,391	Premiums and deposits	361	411	587	563	439
300	310	Interest credited	77	72	71	77	80
(2,451)	(2,572)	Surrenders and withdrawals	(592)	(647)	(672)	(588)	(544)
1,050	1,001	Net transfers (to) from separate account (1)	243	(7)	321	414	322
(7)	(5)	Policy charges	(2)	(1)	(2)	(2)	(2)
(249)	350	Benefits and other (2)	499	(155)	(37)	(24)	(33)

6,795	6,152	Ending balance	6,152	5,825	6,093	6,533	6,795

		Account Values in Separate Account:
15,512	18,308	Beginning balance	14,489	15,512	15,519	13,757	11,688
705	905	Premiums and deposits	188	183	215	160	147
(2,340)	(1,578)	Change in market value and interest credited	1,316	51	(1,392)	(1,613)	614
(1,943)	(2,064)	Surrenders and withdrawals	(478)	(514)	(543)	(469)	(417)
188	158	Net transfers (to) from general account (1)	47	338	7	(105)	(52)
(183)	(217)	Policy charges	(50)	(51)	(49)	(42)	(41)
—	—	Benefits and other	—	—	—	—	—

11,939	15,512	Ending balance	15,512	15,519	13,757	11,688	11,939

(1)	The quarter ended March 31, 2002 and the year ended December 31, 2002 include $314 million of policyholder credits, issued in connection with the Company’s demutualization, applied to customer account balances held in the separate account.
(2)	The quarter ended March 31, 2002 and the year ended December 31, 2002 include a decrease in policyholder account balances of $101 million due to the distribution of policy credits, subsequently paid out in cash, as demutualization consideration in connection with the Company’s demutualization. The quarter and year ended December 31, 2001 include an increase in policyholder account values of $586 million as a result of policyholder credits issued in connection with the Company’s demutualization, as well as a decrease in policyholder account values of $50 million transferred to the Closed Block Business upon its establishment.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INSURANCE DIVISION—DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
3,133	3,090	Beginning balance	3,115	3,133	3,160	3,155	3,111
301	301	Capitalization	74	66	80	76	79
(279)	(232)	Amortization—operating results	(55)	(53)	(63)	(92)	(71)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
(45)	(26)	Impact of unrealized (gains) or losses on AFS securities	(1)	14	(22)	(28)	(9)

3,110	3,133	Ending balance	3,133	3,160	3,155	3,111	3,110

		INDIVIDUAL ANNUITIES:
628	682	Beginning balance	612	628	654	598	485
122	99	Capitalization	25	28	35	34	25
(221)	(134)	Amortization—operating results	(21)	(23)	(70)	(105)	(23)
15	14	Amortization—realized investment gains and losses	15	1	1	3	10
(71)	(33)	Impact of unrealized (gains) or losses on AFS securities	(3)	20	(22)	(45)	(24)

473	628	Ending balance	628	654	598	485	473

		GROUP INSURANCE (1):
26	12	Beginning balance	22	26	31	39	45
29	18	Capitalization	7	2	8	7	12
2	(4)	Amortization—operating results	(3)	3	—	(1)	—
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

57	26	Ending balance	26	31	39	45	57

		PROPERTY & CASUALTY INSURANCE:
132	137	Beginning balance	137	132	130	131	131
387	390	Capitalization	93	98	95	95	99
(387)	(395)	Amortization—operating results	(98)	(100)	(94)	(95)	(98)
—	—	Amortization—realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

132	132	Ending balance	132	130	131	131	132

		TOTAL INSURANCE DIVISION:
3,919	3,921	Beginning balance	3,886	3,919	3,975	3,923	3,772
839	808	Capitalization	199	194	218	212	215
(885)	(765)	Amortization—operating results	(177)	(173)	(227)	(293)	(192)
15	14	Amortization—realized investment gains and losses	15	1	1	3	10
(116)	(59)	Impact of unrealized (gains) or losses on AFS securities	(4)	34	(44)	(73)	(33)

3,772	3,919	Ending balance	3,919	3,975	3,923	3,772	3,772

(1)	Represents long-term care products.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		Individual Life Insurance:
		Policy Surrender Experience:
692	637	Cash value of surrenders	176	162	148	185	197
4.2%	3.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders' account balances, and separate account balances	4.4%	3.9%	3.6%	4.7%	5.0%

		Death claims per $1,000 of in-force (1):
2.31	2.10	Variable and universal life	2.01	2.06	2.06	1.85	3.30
1.76	1.50	Term life	0.86	1.43	1.56	1.92	2.12
2.16	1.93	Total, Individual Life Insurance	1.65	1.87	1.94	1.96	2.90

(1)	Annualized, for interim reporting periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
269	435	Group life	50	162	27	36	44
160	139	Group disability (1)	17	53	33	25	49

429	574	Total	67	215	60	61	93

		Future Policy Benefits (2):
		Group life	1,664	1,617	1,609	1,580	1,742
		Group disability (1)	103	137	138	148	151

		Total	1,767	1,754	1,747	1,728	1,893

		Policyholders' Account Balances (2):
		Group life	3,805	3,928	4,238	4,512	4,684
		Group disability (1)	61	58	63	68	67

		Total	3,866	3,986	4,301	4,580	4,751

		Separate Account Liabilities (2):
		Group life	7,634	8,097	7,745	7,260	7,824
		Group disability (1)	—	—	—	—	—

		Total	7,634	8,097	7,745	7,260	7,824

		Group Life Insurance:
2,662	2,439	Gross premiums, policy charges and fee income (3)	641	667	664	654	677
2,388	2,160	Earned premiums, policy charges and fee income	551	603	600	578	607
91.7%	92.6%	Benefits ratio	88.6%	91.8%	92.8%	93.3%	88.8%
10.0%	10.0%	Administrative operating expense ratio	11.2%	10.0%	10.2%	9.6%	9.9%
		Persistency ratio	97.4%	97.2%	96.1%	95.2%	94.5%

		Group Disability Insurance (1):
604	543	Gross premiums, policy charges and fee income (3)	142	150	149	153	152
585	516	Earned premiums, policy charges and fee income	137	143	146	147	149
87.9%	95.2%	Benefits ratio	94.9%	84.6%	87.7%	91.8%	87.3%
22.0%	23.6%	Administrative operating expense ratio	25.4%	22.7%	22.8%	21.6%	21.1%
		Persistency ratio	88.8%	94.7%	93.0%	90.1%	86.8%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INSURANCE DIVISION—SUPPLEMENTARY INFORMATION FOR PROPERTY AND CASUALTY INSURANCE

(dollar amounts in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		Earned premium:
1,547	1,403	Automobile	373	372	394	390	391
467	448	Homeowners’	114	113	116	118	120
34	33	Other	8	8	9	8	9

2,048	1,884	Total earned premium	495	493	519	516	520

		Loss ratio (1) (2):
78.3%	70.6%	Automobile	81.0%	75.8%	75.1%	78.6%	83.4%
80.2%	76.5%	Homeowners’	69.0%	72.1%	87.8%	85.3%	75.7%
78.7%	70.8%	Overall	74.5%	74.8%	78.3%	80.6%	80.8%

		Expense ratio (1) (3):
28.0%	30.8%	Automobile	29.5%	28.5%	27.2%	28.3%	28.1%
32.2%	36.6%	Homeowners’	35.9%	35.3%	31.7%	30.0%	33.0%
29.0%	32.1%	Overall	31.0%	29.8%	28.2%	28.7%	29.3%

		Combined ratio (4):
106.3%	101.4%	Automobile	110.5%	104.3%	102.3%	106.9%	111.5%
112.4%	113.1%	Homeowners’	104.9%	107.4%	119.5%	115.3%	108.7%
107.7%	102.9%	Overall	105.5%	104.6%	106.5%	109.3%	110.1%

31.3	42.0	Current accident year catastrophe losses (5)	4.2	4.2	8.0	8.5	10.6
1.5%	2.2%	Effect of current accident year catastrophic losses on combined ratio	0.9%	0.9%	1.5%	1.7%	2.0%

		Accident year combined ratio (6)	110.2%	105.0%	107.1%	106.9%	107.4%

(1)	Based on statutory data.
(2)	Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3)	Represents ratio of operating expenses to net written premium.
(4)	Represents the sum of loss ratio and expense ratio above.
(5)	Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.
(6)	Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2001	2002
2002	2001			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
77	20	285%	Premiums	7	8	21	10	38
71	80	-11%	Policy charges and fee income	23	19	19	15	18
2,309	2,491	-7%	Net investment income	595	565	603	570	571
3,682	4,016	-8%	Commissions, investment management fees, and other income	987	967	958	893	864

6,139	6,607	-7%	Total revenues	1,612	1,559	1,601	1,488	1,491

			Benefits and Expenses (1):
880	913	-4%	Insurance and annuity benefits	220	197	231	220	232
978	977	0%	Interest credited to policyholders' account balances	250	243	238	247	250
14	32	-56%	Interest expense	7	3	5	4	2
(44)	(60)	27%	Deferral of acquisition costs	(12)	(14)	(14)	(8)	(8)
92	86	7%	Amortization of acquisition costs	20	21	27	21	23
2,464	2,852	-14%	Securities operations non-interest expenses	694	635	645	601	583
1,471	1,637	-10%	General and administrative expenses	429	370	377	351	373

5,855	6,437	-9%	Total benefits and expenses	1,608	1,455	1,509	1,436	1,455

284	170	67%	Adjusted operating income before income taxes	4	104	92	52	36

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Quarter Ended December 31, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	38	—	—	38	—
Policy charges and fee income	18	—	—	18	—
Net investment income	571	10	41	515	5
Commissions, investment management fees, and other income	864	299	522	32	11

Total revenues	1,491	309	563	603	16

Benefits and Expenses (1):
Insurance and annuity benefits	232	—	—	232	—
Interest credited to policyholders' account balances	250	—	—	250	—
Interest expense	2	—	—	(1)	3
Deferral of acquisition costs	(8)	(5)	—	(3)	—
Amortization of acquisition costs	23	16	—	7	—
Securities operations non-interest expenses	583	—	583	—	—
General and administrative expenses	373	271	8	85	9

Total benefits and expenses	1,455	282	591	570	12

Adjusted operating income before income taxes	36	27	(28)	33	4

	Quarter Ended December 31, 2001
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	7	—	—	7	—
Policy charges and fee income	23	—	—	23	—
Net investment income	595	16	57	512	10
Commissions, investment management fees, and other income	987	319	607	33	28

Total revenues	1,612	335	664	575	38

Benefits and Expenses (1):
Insurance and annuity benefits	220	—	—	220	—
Interest credited to policyholders' account balances	250	—	—	250	—
Interest expense	7	1	—	3	3
Deferral of acquisition costs	(12)	(9)	—	(3)	—
Amortization of acquisition costs	20	18	—	2	—
Securities operations non-interest expenses	694	—	694	—	—
General and administrative expenses	429	306	9	98	16

Total benefits and expenses	1,608	316	703	570	19

Adjusted operating income before income taxes	4	19	(39)	5	19

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2002
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	77	—	—	77	—
Policy charges and fee income	71	—	—	71	—
Net investment income	2,309	30	175	2,074	30
Commissions, investment management fees, and other income	3,682	1,205	2,280	137	60

Total revenues	6,139	1,235	2,455	2,359	90

Benefits and Expenses (1):
Insurance and annuity benefits	880	—	—	880	—
Interest credited to policyholders' account balances	978	—	—	978	—
Interest expense	14	4	—	2	8
Deferral of acquisition costs	(44)	(32)	—	(12)	—
Amortization of acquisition costs	92	72	—	20	—
Securities operations non-interest expenses	2,464	—	2,464	—	—
General and administrative expenses	1,471	1,052	32	350	37

Total benefits and expenses	5,855	1,096	2,496	2,218	45

Adjusted operating income before income taxes	284	139	(41)	141	45

	Twelve Months Ended December 31, 2001
	Total Investment Division	Investment Management	Financial Advisory	Retirement	Other Asset Management
Revenues (1):
Premiums	20	—	—	20	—
Policy charges and fee income	80	—	—	80	—
Net investment income	2,491	42	256	2,148	45
Commissions, investment management fees, and other income	4,016	1,315	2,495	146	60

Total revenues	6,607	1,357	2,751	2,394	105

Benefits and Expenses (1):
Insurance and annuity benefits	913	—	—	913	—
Interest credited to policyholders' account balances	977	—	—	977	—
Interest expense	32	11	—	13	8
Deferral of acquisition costs	(60)	(48)	—	(12)	—
Amortization of acquisition costs	86	76	—	10	—
Securities operations non-interest expenses	2,852	—	2,852	—	—
General and administrative expenses	1,637	1,177	35	383	42

Total benefits and expenses	6,437	1,216	2,887	2,284	50

Adjusted operating income before income taxes	170	141	(136)	110	55

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement

Fourth Quarter 2002

INVESTMENT DIVISION—SUPPLEMENTARY REVENUE INFORMATION FOR INVESTMENT MANAGEMENT AND FINANCIAL ADVISORY SEGMENTS

(dollar amounts in millions unless otherwise noted)

Year-to-date		% Change		2001	2002
2002	2001			4Q	1Q	2Q	3Q	4Q
			Investment Management Segment:
			Analysis of revenues by source:
			Investment Management and Advisory Services:
184	210	-12%	Retail customers	51	49	48	43	44
335	383	-13%	Institutional customers	96	84	87	79	85
221	227	-3%	General account	62	54	57	51	59

740	820	-10%	Subtotal	209	187	192	173	188
495	537	-8%	Mutual Fund revenues (1)	126	130	124	120	121

1,235	1,357	-9%	Total Investment Management segment revenues	335	317	316	293	309

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
681	741	-8%	Asset-based fees	184	176	178	160	167
31	40	-23%	Transaction-based and other revenues	9	5	8	7	11

712	781	-9%	Subtotal	193	181	186	167	178
493	534	-8%	Mutual Fund revenues (1)	126	130	123	119	121

1,205	1,315	-8%	Total	319	311	309	286	299

			Financial Advisory Segment:
			Non-Interest Revenues:
1,383	1,525	-9%	Commissions	387	358	364	335	326
750	758	-1%	Fees	175	197	199	189	165
147	212	-31%	Other non-interest revenues	45	46	36	34	31

2,280	2,495	-9%	Total non-interest revenues	607	601	599	558	522

			Recurring revenue as a percentage of total non-interest revenue (2)	36.3%	37.0%	38.1%	38.2%	39.2%
2.9	4.4		Average customer margin lending balances ($ in billions)	3.6	3.4	3.1	2.6	2.4

(1)	Represents mutual fund revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.
(2)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity sales and trading revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INVESTMENT DIVISION—ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	December 31, 2002
	Equity	Fixed Income	Real Estate	Total
Retail customers (1)	33.2	46.5	0.2	79.9
Institutional customers (1)	24.4	47.2	13.6	85.2
General account (1)	2.7	118.8	1.4	122.9

Total	60.3	212.5	15.2	288.0

	December 31, 2001
	Equity	Fixed Income	Real Estate	Total
Retail customers	44.2	52.3	—	96.5
Institutional customers	39.6	39.5	10.0	89.1
General account	1.9	110.5	1.4	113.8

Total	85.7	202.3	11.4	299.4

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		Institutional Assets Under Management (1):
		Assets gathered by Investment Management & Advisory Services sales force (2):
67.9	74.5	Beginning assets under management	65.3	67.9	62.6	60.2	56.9
16.0	13.7	Additions to managed portfolio	4.2	3.0	2.9	2.9	7.2
(18.3)	(17.8)	Withdrawals	(5.6)	(8.4)	(2.5)	(3.1)	(4.3)
(2.6)	(2.6)	Change in market value	3.9	0.1	(2.4)	(2.0)	1.7
3.0	0.1	Net money market flows	0.1	4.0	(0.4)	(1.1)	0.5
(4.0)	—	Other (2)	—	(4.0)	—	—	—

62.0	67.9	Ending assets under management	67.9	62.6	60.2	56.9	62.0
23.2	21.2	Other institutional assets under management (2)	21.2	23.6	23.3	22.9	23.2

85.2	89.1	Total assets managed for institutional customers at end of period	89.1	86.2	83.5	79.8	85.2

(1)	Reflects reclassification of amounts by client category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to retail customers by $3.3 billion and increased the amounts attributed to institutional customers and the general account by $2.8 billion and $0.5 billion, respectively.
(2)	Reflects reclassification of amounts by asset gatherer category as of January 1, 2002, based on internal management criteria, which reduced the amount attributed to assets gathered by Investment Management & Advisory Services sales force and increased the amount attributed to other institutional assets under management by $4.0 billion.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INVESTMENT DIVISION—MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES RESULTS AND ASSETS UNDER MANAGEMENT

(in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		MUTUAL FUNDS AND WRAP-FEE PRODUCTS SALES AND ASSETS UNDER MANAGEMENT
		Mutual Funds:
57,809	57,764	Beginning total mutual funds assets	56,951	57,809	56,743	52,459	48,639
4,876	5,273	Sales (other than money market)	936	914	1,460	1,146	1,356
(5,135)	(4,697)	Redemptions (other than money market)	(1,282)	(1,116)	(1,339)	(1,259)	(1,421)
(3,850)	(1,894)	Reinvestment of distributions and change in market value	2,144	32	(2,450)	(2,620)	1,188
(3,944)	1,363	Net money market sales	(940)	(896)	(1,955)	(1,087)	(6)

49,756	57,809	Ending total mutual funds assets	57,809	56,743	52,459	48,639	49,756

(259)	576	Net Mutual Funds sales (redemptions) other than money market	(346)	(202)	121	(113)	(65)

		Wrap-fee Products (1):
17,955	19,621	Beginning total wrap-fee product assets	16,141	17,955	18,192	16,676	14,383
6,127	7,452	Sales	1,563	1,667	1,876	1,223	1,361
(5,694)	(6,060)	Redemptions	(1,342)	(1,361)	(1,618)	(1,440)	(1,275)
(3,235)	(3,058)	Reinvestment of distributions and change in market value	1,593	(69)	(1,774)	(2,076)	684

15,153	17,955	Ending total wrap-fee product assets	17,955	18,192	16,676	14,383	15,153
16,394	17,575	Other managed accounts at end of period (2)	17,575	18,006	16,827	15,424	16,394

31,547	35,530	Total wrap-fee products and other managed accounts at end of period	35,530	36,198	33,503	29,807	31,547

433	1,392	Net wrap-fee product sales (redemptions) (1)	221	306	258	(217)	86

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL
		Mutual funds, excluding wrap-fee products (3):
519	743	Prudential Agents	150	156	158	107	98
1,076	1,602	Financial Advisors	300	339	407	168	162
3,233	2,851	Third-party distributors	479	387	890	866	1,090
48	77	Other	7	32	5	5	6

4,876	5,273	Total	936	914	1,460	1,146	1,356

		Wrap-fee products (1):
441	424	Prudential Agents	101	115	132	104	90
5,267	6,837	Financial Advisors	1,404	1,483	1,615	1,015	1,154
419	191	Third-party distributors	58	69	129	104	117

6,127	7,452	Total	1,563	1,667	1,876	1,223	1,361

(1)	Excludes other managed accounts.
(2)	Includes amounts under both management and administration for certain Prudential Securities' programs and unit investment trusts.
(3)	Other than money market.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INVESTMENT DIVISION—RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		RETIREMENT SALES AND ACCOUNT VALUES
		Defined Contribution:
24,640	26,046	Beginning total account value	22,710	24,640	25,337	24,036	21,911
3,858	3,689	Sales	782	1,010	904	859	1,085
(3,248)	(3,422)	Withdrawals	(638)	(817)	(755)	(770)	(906)
(2,336)	(1,673)	Change in market value and interest credited (1)	1,786	504	(1,450)	(2,214)	824

22,914	24,640	Ending total account value	24,640	25,337	24,036	21,911	22,914

610	267	Net sales	144	193	149	89	179

		Asset management of ending total account value:
		Proprietary	17,665	18,107	17,075	15,752	16,152
		Non-proprietary	6,975	7,230	6,961	6,159	6,762

		Total	24,640	25,337	24,036	21,911	22,914

		Guaranteed Products:
39,825	41,577	Beginning total account value	39,008	39,825	39,400	39,172	38,647
1,467	2,299	Sales	433	259	506	291	411
(3,590)	(4,372)	Withdrawals and benefits	(803)	(864)	(993)	(775)	(958)
2,166	2,198	Change in market value and interest income	838	355	395	553	863
(810)	(1,877)	Other (2)	349	(175)	(136)	(594)	95

39,058	39,825	Ending total account value	39,825	39,400	39,172	38,647	39,058

(2,123)	(2,073)	Net withdrawals	(370)	(605)	(487)	(484)	(547)

		Product composition of ending total account value:
		Spread-based products	18,887	18,915	18,869	18,702	18,729
		Fee-based products	20,938	20,485	20,303	19,945	20,329

		Total	39,825	39,400	39,172	38,647	39,058

(1)	Includes increases to account values of $360 million in the year ended December 31, 2002, $8 million in the quarter ended December 31, 2002, $4 million in the quarter ended September 30, 2002, $247 million in the quarter ended June 30, 2002 and $101 million in the quarter ended March 31, 2002, added to customer accounts due to common stock received as demutualization consideration. The quarter ended March 31, 2002 and the year ended December 31, 2002 also include $448 million added to customer accounts from inclusion of amounts now reflected in this segment. The quarter and year ended December 31, 2001 include an increase in account values of $433 million as a result of policyholder credits issued in connection with the Company’s demutualization.
(2)	Represents changes in asset balances for externally managed accounts. In addition, the quarter and year ended December 31, 2001 include an increase in account values of $181 million representing cumulative conversions of client account balances to products currently included in this division as well as $2 million of policyholder credits issued in connection with the Company's demutualization.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

COMBINED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2001	2002
2002	2001			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
4,137	3,337	24%	Premiums	1,046	1,016	1,006	1,061	1,054
204	307	-34%	Policy charges and fee income	70	57	49	46	52
719	483	49%	Net investment income	156	158	181	195	185
340	322	6%	Commissions, investment management fees, and other income	90	98	94	68	80

5,400	4,449	21%	Total revenues	1,362	1,329	1,330	1,370	1,371

			Benefits and Expenses (1):
3,278	2,674	23%	Insurance and annuity benefits	841	783	799	830	866
96	72	33%	Interest credited to policyholders' account balances	25	24	24	24	24
1	4	-75%	Interest expense	(2)	—	—	—	1
(630)	(539)	-17%	Deferral of acquisition costs	(149)	(151)	(147)	(162)	(170)
234	164	43%	Amortization of acquisition costs	47	65	44	65	60
1,674	1,504	11%	General and administrative expenses	447	406	427	425	416

4,653	3,879	20%	Total benefits and expenses	1,209	1,127	1,147	1,182	1,197

747	570	31%	Adjusted operating income before income taxes	153	202	183	188	174

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

COMBINING STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2002				Quarter Ended December 31, 2002
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life (2)	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life (2)	International Investments
Revenues (1):
Premiums	4,137	2,083	2,054	—	1,054	551	503	—
Policy charges and fee income	204	108	96	—	52	30	22	—
Net investment income	719	182	500	37	185	48	127	10
Commissions, investment management fees, and other income	340	6	44	290	80	(3)	11	72

Total revenues	5,400	2,379	2,694	327	1,371	626	663	82

Benefits and Expenses (1):
Insurance and annuity benefits	3,278	1,548	1,730	—	866	410	456	—
Interest credited to policyholders' account balances	96	7	89	—	24	2	22	—
Interest expense	1	4	(3)	—	1	1	—	—
Deferral of acquisition costs	(630)	(468)	(162)	—	(170)	(129)	(41)	—
Amortization of acquisition costs	234	210	23	1	60	52	8	—
General and administrative expenses	1,674	699	639	336	416	181	147	88

Total benefits and expenses	4,653	2,000	2,316	337	1,197	517	592	88

Adjusted operating income before income taxes	747	379	378	(10)	174	109	71	(6)

	Twelve Months Ended December 31, 2001				Quarter Ended December 31, 2001
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life (2)	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance— Gibraltar Life (2)	International Investments
Revenues (1):
Premiums	3,337	1,832	1,505	—	1,046	481	565	—
Policy charges and fee income	307	102	205	—	70	31	39	—
Net investment income	483	146	304	33	156	41	107	8
Commissions, investment management fees, and other income	322	40	12	270	90	12	10	68

Total revenues	4,449	2,120	2,026	303	1,362	565	721	76

Benefits and Expenses (1):
Insurance and annuity benefits	2,674	1,383	1,291	—	841	364	477	—
Interest credited to policyholders' account balances	72	5	67	—	25	2	23	—
Interest expense	4	5	(1)	—	(2)	—	(2)	—
Deferral of acquisition costs	(539)	(458)	(81)	—	(149)	(112)	(37)	—
Amortization of acquisition costs	164	154	9	1	47	41	6	—
General and administrative expenses	1,504	682	479	343	447	175	177	95

Total benefits and expenses	3,879	1,771	1,764	344	1,209	470	644	95

Adjusted operating income before income taxes	570	349	262	(41)	153	95	77	(19)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	Results of Gibraltar Life, which has adopted a November 30 fiscal year end, are included from April 2, 2001, the date of its reorganization, through November 30, 2001 and December 1, 2001 through November 30, 2002.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2001	2002
2002	2001		4Q	1Q	2Q	3Q	4Q
		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
1,606	1,526	Japan, excluding Gibraltar Life	395	395	374	424	413
2,150	1,710	Gibraltar Life (2)	604	558	539	528	525
585	408	All other countries	117	120	142	155	168

4,341	3,644	Total	1,116	1,073	1,055	1,107	1,106

		Annualized new business premiums:
307	370	Japan, excluding Gibraltar Life	87	77	67	79	84
233	110	Gibraltar Life (2)	56	49	59	62	63
203	212	All other countries	53	53	51	44	55

743	692	Total	196	179	177	185	202

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
1,606	1,482	Japan, excluding Gibraltar Life	389	419	378	405	404
2,163	1,670	Gibraltar Life (2)	585	586	558	506	513
585	415	All other countries	121	125	144	150	166

4,354	3,567	Total	1,095	1,130	1,080	1,061	1,083

		Annualized new business premiums:
307	360	Japan, excluding Gibraltar Life	87	82	67	75	83
234	107	Gibraltar Life (2)	54	51	61	60	62
203	212	All other countries	53	54	53	43	53

744	679	Total	194	187	181	178	198

		Face amount of individual policies in force at end of period (in billions):
		Japan, excluding Gibraltar Life	130	133	136	138	141
		Gibraltar Life (2)	237	229	222	217	213
		All other countries	38	42	45	47	49

		Total	405	404	403	402	403

		Number of individual policies in force at end of period (in thousands):
		Japan, excluding Gibraltar Life	946	973	990	1,011	1,037
		Gibraltar Life (2)	4,911	4,787	4,666	4,602	4,537
		All other countries	536	571	609	643	682

		Total	6,393	6,331	6,265	6,256	6,256

(1)	Translated based on applicable average exchange rate for the period shown.
(2)	Results of Gibraltar Life, which has adopted a November 30 fiscal year end, are included from April 2, 2001, the date of its reorganization, through November 30, 2001 and December 1, 2001 through November 30, 2002.
(3)	Translated based on average exchange rates for the year ended December 31, 2002, except for face amount of individual policies in force which are translated at the rate as of December 31, 2002.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION—SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

	2001	2002
	4Q	1Q	2Q	3Q	4Q
International insurance policy persistency (1):
13 months	93.2%	93.4%	93.8%	93.2%	93.0%
25 months	88.1%	87.8%	86.9%	86.4%	86.3%
Number of Life Planners at end of period (2):
Japan	1,992	1,994	1,985	2,055	2,119
All other countries	2,112	2,104	2,222	2,298	2,386

Total	4,104	4,098	4,207	4,353	4,505

(1)	Excluding Gibraltar Life.
(2)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2002				December 31, 2001
	Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses		Consolidated Portfolio (1)	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public available for sale, at fair value	92,966	30,991	61,975	59.0%	77,807	26,634	51,173	54.5%
Public held to maturity, at amortized cost	2,563	—	2,563	2.5%	318	—	318	0.3%
Private available for sale, at fair value	32,490	15,242	17,248	16.4%	32,040	14,428	17,612	18.8%
Private held to maturity, at amortized cost	46	—	46	0.0%	53	—	53	0.1%
Trading account assets, at fair value	96	—	96	0.1%	112	—	112	0.1%
Equity securities, at fair value	2,788	1,521	1,267	1.2%	2,259	584	1,675	1.8%
Commercial loans	18,593	6,987	11,606	11.1%	19,176	6,106	13,070	13.9%
Cash collateral for borrowed securities	323	—	323	0.3%	—	—	—	0.0. %
Other long-term investments (2)	4,951	1,075	3,876	3.7%	5,095	1,082	4,013	4.3%
Policy loans, at outstanding balance	8,827	5,681	3,146	3.0%	8,570	5,758	2,812	3.0%
Short term investments, at amortized cost	5,420	2,579	2,841	2.7%	4,854	1,882	2,972	3.2%

Subtotal	169,063	64,076	104,987	100.0%	150,284	56,474	93,810	100.0%

Invested assets of other entities and operations (3)	14,031	—	14,031		15,550	—	15,550

Total invested assets	183,094	64,076	119,018		165,834	56,474	109,360

Fixed Maturities by Credit Quality (1):

		December 31, 2002			December 31, 2001
		Financial Services Businesses			Financial Services Businesses
		Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
Public Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	47,430	77.6%	50,363	36,868	73.0%	37,662
2	Baa	11,281	18.5%	11,842	11,286	22.3%	11,484
3	Ba	1,730	2.8%	1,742	1,518	3.0%	1,534
4	B	519	0.8%	516	683	1.4%	646
5	C and lower	94	0.2%	82	112	0.2%	116
6	In or near default	50	0.1%	52	67	0.1%	65

	Total	61,104	100.0%	64,597	50,534	100.0%	51,507

Private Fixed Maturities:
NAIC Rating (4)	Rating Agency Equivalent
1	Aaa, Aa, A	4,945	30.6%	5,397	5,990	35.2%	6,345
2	Baa	7,519	46.5%	8,128	8,148	47.8%	8,399
3	Ba	2,275	14.1%	2,333	1,493	8.8%	1,536
4	B	597	3.7%	605	918	5.4%	884
5	C and lower	700	4.3%	696	390	2.3%	401
6	In or near default	135	0.8%	136	97	0.5%	105

	Total	16,171	100.0%	17,295	17,036	100.0%	17,670

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Includes invested assets of securities brokerage, securities trading, and banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Balances as of December 31, 2001 have been reclassified to conform to this presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2002		December 31, 2001
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public available for sale, at fair value	25,288	73.2%	20,883	73.8%
Public held to maturity, at amortized cost	2,563	7.4%	318	1.1%
Private available for sale, at fair value	387	1.1%	98	0.4%
Private held to maturity, at amortized cost	46	0.1%	53	0.2%
Trading account assets, at fair value	75	0.2%	74	0.3%
Equity securities, at fair value	901	2.6%	1,032	3.6%
Commercial loans	3,158	9.1%	4,255	15.0%
Cash collateral for borrowed securities	318	1.0%	—	0.0%
Other long-term investments (2)	1,125	3.3%	1,001	3.5%
Policy loans, at outstanding balance	685	2.0%	605	2.1%
Short term investments, at amortized cost	6	0.0%	2	0.0%

Total	34,552	100.0%	28,321	100.0%

	December 31, 2002		December 31, 2001
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public available for sale, at fair value	36,687	52.1%	30,290	46.2%
Public held to maturity, at amortized cost	—	0.0%	—	0.0%
Private available for sale, at fair value	16,861	24.0%	17,514	26.7%
Private held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets, at fair value	21	0.0%	38	0.1%
Equity securities, at fair value	366	0.5%	643	1.0%
Commercial loans	8,448	12.0%	8,815	13.5%
Cash collateral for borrowed securities	5	0.0%	—	0.0%
Other long-term investments (2)	2,751	3.9%	3,012	4.6%
Policy loans, at outstanding balance	2,461	3.5%	2,207	3.4%
Short term investments, at amortized cost	2,835	4.0%	2,970	4.5%

Total	70,435	100.0%	65,489	100.0%

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(3)	Amount		Yield(3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.75%	883	(187)	5.37%	908	(173)
Equity securities	2.35%	9	(84)	1.50%	8	(14)
Commercial loans	6.97%	204	9	6.18%	194	(17)
Policy loans	5.82%	45	—	6.11%	44	—
Short-term investments and cash equivalents	2.22%	37	—	1.45%	53	—
Other investments	11.17%	116	(8)	8.70%	91	50

Gross investment income before investment expenses	5.15%	1,294	(270)	5.09%	1,298	(154)
Investment expenses	-0.20%	(68)	—	-0.16%	(60)	—

Subtotal	4.95%	1,226	(270)	4.93%	1,238	(154)

Investment results of other entities and operations (2)		65	—		69	2
Less amount relating to divested businesses		—	—		(8)	—

Total		1,291	(270)		1,299	(152)

	Twelve Months Ended December 31
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(3)	Amount		Yield(3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.21%	3,612	(500)	5.64%	3,805	(342)
Equity securities	2.54%	42	(149)	0.77%	19	(59)
Commercial loans	7.45%	880	44	6.55%	761	2
Policy loans	5.85%	169	—	5.81%	164	—
Short-term investments and cash equivalents	2.03%	200	10	1.88%	248	(4)
Other investments	7.01%	310	(176)	6.55%	275	275

Gross investment income before investment expenses	5.29%	5,213	(771)	5.34%	5,272	(128)
Investment expenses	-0.18%	(250)	—	-0.17%	(329)	—

Subtotal	5.11%	4,963	(771)	5.17%	4,943	(128)

Investment results of other entities and operations (2)		251	—		298	—
Less amount relating to divested businesses		(21)	—		(15)	—

Total		5,193	(771)		5,226	(128)

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage, securities trading, and banking operations.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories. Results of Gibraltar Life, which has adopted a November 30 fiscal year end, are included from April 2, 2001, the date of its reorganization, through November 30, 2001 and December 1, 2001 through November 30, 2002.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(1)	Amount		Yield(1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.65%	112	7	1.33%	71	(44)
Equity securities	0.44%	1	(50)	1.02%	3	(16)
Commercial loans	4.53%	37	7	3.90%	45	(2)
Policy loans	2.46%	4	—	1.67%	2	—
Short-term investments and cash equivalents	0.29%	—	—	0.08%	—	(1)
Other investments	5.64%	19	15	8.09%	23	(43)

Gross investment income before investment expenses	2.05%	173	(21)	1.75%	144	(106)
Investment expenses	-0.17%	(14)	—	-0.11%	(9)	—

Total	1.88%	159	(21)	1.64%	135	(106)

	Twelve Months Ended December 31
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(1)	Amount		Yield(1)	Amount
Japanese Insurance Operations:
Fixed maturities	1.62%	402	(1)	1.17%	209	(26)
Equity securities	0.80%	8	(165)	0.41%	6	(113)
Commercial loans	4.62%	163	25	4.29%	162	9
Policy loans	2.67%	17	—	1.38%	9	—
Short-term investments and cash equivalents	0.47%	6	10	0.08%	2	—
Other investments	6.04%	73	(27)	6.35%	47	46

Gross investment income before investment expenses	2.06%	669	(158)	1.63%	435	(84)
Investment expenses	-0.14%	(46)	—	-0.10%	(25)	—

Total	1.92%	623	(158)	1.53%	410	(84)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories. Results of Gibraltar Life, which has adopted a November 30 fiscal year end, are included from April 2, 2001, the date of its reorganization, through November 30, 2001 and December 1, 2001 through November 30, 2002.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS—EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(2)	Amount		Yield(2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.58%	771	(194)	7.42%	837	(129)
Equity securities	5.80%	8	(34)	2.17%	5	2
Commercial loans	7.94%	167	2	7.52%	149	(15)
Policy loans	6.77%	41	—	7.33%	42	—
Short-term investments and cash equivalents	2.38%	37	—	2.22%	53	1
Other investments	13.18%	97	(23)	8.94%	68	93

Gross investment income before investment expenses	6.77%	1,121	(249)	6.83%	1,154	(48)
Investment expenses	-0.23%	(54)	—	-0.18%	(51)	—

Total	6.54%	1,067	(249)	6.65%	1,103	(48)

	Twelve Months Ended December 31
	2002			2001
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield(2)	Amount		Yield(2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	7.23%	3,210	(499)	7.87%	3,596	(316)
Equity securities	5.50%	34	16	1.44%	13	54
Commercial loans	8.66%	717	19	8.09%	599	(7)
Policy loans	6.74%	152	—	7.07%	155	—
Short-term investments and cash equivalents	2.35%	194	—	3.41%	246	(4)
Other investments	7.29%	237	(149)	6.62%	228	229

Gross investment income before investment expenses	6.91%	4,544	(613)	7.38%	4,837	(44)
Investment expenses	-0.19%	(204)	—	-0.21%	(304)	—

Total	6.72%	4,340	(613)	7.17%	4,533	(44)

(1)	Excludes investments of securities brokerage, securities trading, banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields for periods prior to the fourth quarter of 2002 are presented on a basis consistent with our current reporting practices, including reclassification of investment income among certain investment categories.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
5,826	Premiums	1,611	2,014	2,241	2,361	2,278	2,334	2,386
1,639	Policy charges and fee income	392	483	474	454	434	412	400
5,206	Net investment income	1,294	1,349	1,284	1,299	1,240	1,346	1,316
5,042	Commissions, investment management fees, and other income	1,081	1,140	973	1,069	1,074	1,036	995

17,713	Total revenues	4,378	4,986	4,972	5,183	5,026	5,128	5,097

	Benefits and Expenses (1):
6,103	Insurance and annuity benefits	1,611	2,073	2,279	2,296	2,206	2,317	2,326
1,618	Interest credited to policyholders' account balances	382	422	432	434	414	415	434
448	Interest expense	108	100	70	48	48	43	43
(1,192)	Deferral of acquisition costs	(313)	(343)	(325)	(344)	(340)	(358)	(370)
834	Amortization of acquisition costs	242	212	255	224	239	273	358
3,010	Securities operations non-interest expenses	726	778	678	707	640	641	609
5,175	General and administrative expenses	1,140	1,366	1,310	1,602	1,287	1,308	1,262

15,996	Total benefits and expenses	3,896	4,608	4,699	4,967	4,494	4,639	4,662

1,717	Adjusted operating income before income taxes	482	378	273	216	532	489	435

	Items excluded from adjusted operating income before income taxes:
(379)	Realized investment gains (losses), net of related adjustments	247	82	(326)	(165)	(101)	(339)	(141)
(29)	Related charges	(4)	(7)	4	33	5	(4)	(1)

(408)	Total realized investment gains (losses), net of related adjustments	243	75	(322)	(132)	(96)	(343)	(142)

(636)	Divested businesses	(22)	(60)	(40)	(25)	(8)	10	(14)
(143)	Demutualization costs and expenses	(45)	(117)	(37)	(389)	—	—	—

(1,187)	Total items excluded from adjusted operating income before income taxes	176	(102)	(399)	(546)	(104)	(333)	(156)

530	Income (loss) from continuing operations before income taxes	658	276	(126)	(330)	428	156	279
292	Income tax expense (benefit)	248	14	(190)	57	159	54	(104)

238	Income (loss) from continuing operations, after-tax	410	262	64	(387)	269	102	383

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses, and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INVESTMENT DIVISION

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
71	Premiums	18	3	(8)	7	8	21	10
78	Policy charges and fee income	19	20	18	23	19	19	15
2,675	Net investment income	654	629	613	595	565	603	570
4,733	Commissions, investment management fees, and other income	1,074	1,001	954	987	967	958	893

7,557	Total revenues	1,765	1,653	1,577	1,612	1,559	1,601	1,488

	Benefits and Expenses (1):
930	Insurance and annuity benefits	249	213	231	220	197	231	220
1,024	Interest credited to policyholders' account balances	226	251	250	250	243	238	247
52	Interest expense	10	7	8	7	3	5	4
(92)	Deferral of acquisition costs	(20)	(16)	(12)	(12)	(14)	(14)	(8)
101	Amortization of acquisition costs	22	22	22	20	21	27	21
2,956	Securities operations non-interest expenses	714	763	681	694	635	645	601
1,753	General and administrative expenses	400	411	397	429	370	377	351

6,724	Total benefits and expenses	1,601	1,651	1,577	1,608	1,455	1,509	1,436

833	Adjusted operating income before income taxes	164	2	—	4	104	92	52

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—FINANCIAL ADVISORY SEGMENT

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—
310	Net investment income	73	61	65	57	48	48	38
3,090	Commissions, investment management fees, and other income	685	626	577	607	601	599	558

3,400	Total revenues	758	687	642	664	649	647	596

	Benefits and Expenses (1):
—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	Interest credited to policyholders' account balances	—	—	—	—	—	—	—
—	Interest expense	—	—	—	—	—	—	—
—	Deferral of acquisition costs	—	—	—	—	—	—	—
—	Amortization of acquisition costs	—	—	—	—	—	—	—
2,956	Securities operations non-interest expenses	714	763	681	694	635	645	601
45	General and administrative expenses	9	9	8	9	7	8	9

3,001	Total benefits and expenses	723	772	689	703	642	653	610

399	Adjusted operating income before income taxes	35	(85)	(47)	(39)	7	(6)	(14)

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):

1,680	Premiums	454	817	1,020	1,046	1,016	1,006	1,061
92	Policy charges and fee income	24	111	102	70	57	49	46
161	Net investment income	42	122	163	156	158	181	195
342	Commissions, investment management fees, and other income	82	79	71	90	98	94	68

2,275	Total revenues	602	1,129	1,356	1,362	1,329	1,330	1,370

	Benefits and Expenses (1):

1,266	Insurance and annuity benefits	337	702	794	841	783	799	830
2	Interest credited to policyholders' account balances	1	18	28	25	24	24	24
4	Interest expense	2	2	2	(2)	—	—	—
(404)	Deferral of acquisition costs	(114)	(143)	(133)	(149)	(151)	(147)	(162)
146	Amortization of acquisition costs	38	35	44	47	65	44	65
989	General and administrative expenses	241	386	430	447	406	427	425

2,003	Total benefits and expenses	505	1,000	1,165	1,209	1,127	1,147	1,182

272	Adjusted operating income before income taxes	97	129	191	153	202	183	188

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—
32	Net investment income	8	8	9	8	8	10	9
323	Commissions, investment management fees, and other income	73	67	62	68	72	72	74

355	Total revenues	81	75	71	76	80	82	83

	Benefits and Expenses (1):

—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	Interest credited to policyholders' account balances	—	—	—	—	—	—	—
—	Interest expense	—	—	—	—	—	—	—
(1)	Deferral of acquisition costs	—	—	—	—	—	—	—
1	Amortization of acquisition costs	—	—	1	—	—	—	1
379	General and administrative expenses	79	88	81	95	82	86	80

379	Total benefits and expenses	79	88	82	95	82	86	81

(24)	Adjusted operating income before income taxes	2	(13)	(11)	(19)	(2)	(4)	2

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED STATEMENTS OF OPERATIONS—CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
15	Premiums	2	—	10	29	2	(2)	(3)
(10)	Policy charges and fee income	—	(4)	(1)	(2)	—	(6)	(3)
847	Net investment income	200	216	133	167	137	176	152
(313)	Commissions, investment management fees, and other income	(131)	4	(116)	(63)	(47)	(79)	(23)

539	Total revenues	71	216	26	131	92	89	123

	Benefits and Expenses (1):
27	Insurance and annuity benefits	7	9	11	12	27	31	—
(3)	Interest credited to policyholders' account balances	(1)	1	1	—	—	—	—
385	Interest expense	98	87	60	44	45	39	41
105	Deferral of acquisition costs	26	23	17	16	19	21	12
(84)	Amortization of acquisition costs	(21)	(20)	(21)	(20)	(20)	(25)	(21)
54	Securities operations non-interest expenses	12	15	(3)	13	5	(4)	8
12	General and administrative expenses	(50)	25	(39)	78	(5)	(20)	(36)

496	Total benefits and expenses	71	140	26	143	71	42	4

43	Adjusted operating income before income taxes	—	76	—	(12)	21	47	119

(1)	Revenues exclude realized investment gains, net of losses and related adjustments, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses, benefits and expenses of divested businesses and demutualization costs and expenses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RECLASSIFIED OPERATIONS HIGHLIGHTS AND SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year ended December 31		2001				2002
2000		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Distribution Representatives (1):
6,475	Financial Advisors (2)	6,420	6,288	6,153	5,951	5,656	5,306	4,960
	Distribution Representative Productivity:
412	Financial Advisor productivity ($ thousands)	373	347	326	335	378	372	378
	Financial Advisory Segment:
	Non-Interest Revenues:
1,985	Commissions	417	388	333	387	358	364	335
825	Fees	201	186	196	175	197	199	189
280	Other non-interest revenues	67	52	48	45	46	36	34

3,090	Total non-interest revenues	685	626	577	607	601	599	558

32.2%	Recurring revenue as a percentage of total non-interest revenue (3)	35.8%	36.3%	37.4%	36.3%	37.0%	38.1%	38.2%
6.6	Average customer margin lending balances ($ in billions)	5.3	4.5	4.3	3.6	3.4	3.1	2.6

(1)	As of end of period.
(2)	All periods exclude financial advisors associated with our discontinued international securities operations.
(3)	Calculated on a trailing 12 month basis excluding Consumer Banking and Equity sales and trading revenue.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

KEY DEFINITIONS AND FORMULAS

1. Attributed Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Closed Block Business.

2. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses and related adjustments; results of divested businesses and discontinued operations; sales practices remedies and costs; and demutualization costs and expenses. Revenues and benefits and expenses shown as components of adjusted operating income, and for the divisions of the Financial Services Businesses, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

3. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings—General Corporate Purposes:

Amounts used for corporate purposes including uses for cash flow timing mismatches, and investments in equity and debt securities of subsidiaries including amounts needed for regulatory capital purposes.

7. Borrowings—Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including real estate, real estate related assets held in consolidated joint ventures, and institutional spread lending portfolios.

8. Borrowings—Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings—Specified Other Businesses:

Borrowings associated with consumer banking activities, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Prudential Financial, Inc.'s initial public offering and the demutualization of The Prudential Insurance Company of America became effective on December 18, 2001. For the 2001 periods, earnings per share data are presented on a pro forma basis that assumes that shares issued in the initial public offering, including those issued as a result of the subsequent exercise by underwriters of options to acquire additional shares, and shares distributed as demutualization consideration to policyholders, were outstanding for all such periods. Earnings used in per-share calculations for the 2001 periods have not been adjusted to reflect the demutualization or related transactions, including the establishment of the Closed Block Business. For periods subsequent to 2001, earnings per share is based on the weighted average number of diluted shares outstanding. Stock options are included in the number of diluted shares for the period they are outstanding based on the treasury stock method. Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for the allocation of such expenses. For periods subsequent to the date of demutualization, cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Financial Advisors:

Financial advisors and securities brokers in our Financial Advisory and International Investments segments.

14. Financial Advisor Productivity:

Financial Advisory segment total non-interest revenues, excluding revenues generated by the consumer bank and by the segment's retail fixed income and equity sales and trading operations, divided by the average number of retail Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

20. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

KEY DEFINITIONS AND FORMULAS

21. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts.

22. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

23. Operating return on average equity:

Adjusted operating income after tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

24. Policy Persistency—Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

25. Policy Persistency—International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

26. Prudential Agents:

Insurance agents in our insurance operations in the United States.

27. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

28. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure "debt" as the sum of borrowings for general corporate purposes and 20% of the stated aggregate liquidation amount of the Equity Security Units, and we measure "total capitalization" as the sum of equity excluding unrealized gains and losses on available-for-sale securities, corporate debt and the stated aggregate liquidation amount of the Equity Security Units. The ratio is calculated by dividing debt by total capitalization.

29. Redeemable Capital Securities:

Capital Trust Certificates of Prudential Financial Capital Trust I (element of Equity Security Units).

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2002

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 11, 2003

	A.M. Best	Standard & Poor's	Moody's	Fitch Ratings
The Prudential Insurance Company of America	A	A+	A1	AA-
PRUCO Life Insurance Company	A	A+	A1	NR*
PRUCO Life Insurance Company of New Jersey	A	A+	A1	NR
Prudential Property and Casualty Insurance Company	A-	BBB+	A2	NR
The Prudential Property & Casualty Insurance Company of New Jersey	A-	NR	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A	A2	NR

CREDIT RATINGS: as of February 11, 2003
Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A2	P2	F1
Long-Term Senior Debt	a-	A-	A3	A
Redeemable Capital Securities	a-	A-	A3	A
The Prudential Insurance Company of America :
Capital and surplus notes	a-	A-	A3	NR
Prudential Funding, LLC:
Commercial Paper	AMB-1	A1	P1	NR
Long-Term Senior Debt	a	A+	A2	NR
Prudential Securities Group, Inc	NR	BBB	NR	NR
* NR indicates not rated.

INVESTOR INFORMATION:
Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.
Web Site:
www.prudential.com
Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the NewYork Stock Exchange under the symbol PRU.
Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.